                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                  ___________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  OCTOBER 28, 1998



                                ENVIROGEN, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


      DELAWARE                         0-20404                 22-2899415
----------------------------        -------------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                   File Number)         Identification No.)



   4100 QUAKERBRIDGE ROAD
   Lawrenceville, New Jersey                           08648
----------------------------------------             ---------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (609) 936-9300
                                                     --------------



                                NOT APPLICABLE
                        ------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.
           -------------

On October 28, 1998, Envirogen, Inc. (the "Company") issued a press release announcing that its Board of Directors had approved a one-for-six reverse split of the Company's common stock, subject to stockholder approval.

The Company expects to mail proxy materials to its stockholders in early November and plans to hold a special meeting of stockholders on or about November 24, 1998 to vote on the proposal. If the proposal is approved by the Company's stockholders, the aggregate number of post-split shares of common stock that will be issued and outstanding will be approximately 3,965,940.

The failure of the Company's common stock to maintain a minimum bid price of $1.00 per share on the Nasdaq SmallCap Market has subjected it to possible delisting. The Company believes that it is in the best interests of its stockholders that its common stock remain listed on the Nasdaq SmallCap Market. It is anticipated that following the reverse split, the Company's common stock will trade at a price that is higher than $1.00 per share thereby satisfying the Nasdaq continued listing requirements. However, there can be no assurance that, after the consummation of the reverse split, the Company's common stock will trade at six times the market price prior to the reverse split or that the Company will be able to satisfy all Nasdaq listing requirements on a continuing basis.

The Company's press release with respect to the foregoing is attached to this filing as Exhibit 99 and is incorporated herein by reference.
          ----------


ITEM 7.
  (C)  EXHIBITS.
       ---------

  Exhibit Number      Description of Exhibit
  --------------      ----------------------

  Exhibit 99          Envirogen, Inc. Press Release dated October 28, 1998




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                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENVIROGEN, INC.



DATE: OCTOBER 29, 1998                  BY:/s/ Robert S. Hillas
                                           ----------------------
                                           Robert S. Hillas
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT
--------------            ----------------------

      99                  Envirogen, Inc. Press Release dated October 28, 1998